Exhibit 10.28

Subscription Agreement

This subscription (this “Subscription”) is dated ____________, 2016, by and between the investor identified on the signature page hereto (the “Investor”) and Moxian, Inc., a Nevada corporation (the “Company”). The parties agree as follows:

1.	Subscription.

Investor agrees to buy and the Company agrees to sell to Investor such number of shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share as set forth on the signature page hereto.

The offer and sale of the Shares has been registered pursuant to a Registration Statement on Form S-1, Registration No. 333-210250 (the “Registration Statement”). The Registration Statement will have been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of any Investor’s subscription. The prospectus, however, is subject to change. A final prospectus and/or prospectus supplement will be delivered to the Investor as required by law.

The Shares are being offered by Axiom Capital Management Inc. and Cuttone & Co., Inc. (the “Placement Agents”) as placement agents on a “best efforts basis”. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Placement Agents in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction of all the Minimum Offering set forth in the preliminary prospectus contained in the Registration Statement when it is declared effective by the Commission, at the Closing (i) the Purchase Price deposited by the Investor subsequent to the declaration of effectiveness of the Registration Statement by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below shall be released to the Company, and (ii) the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions,” or (B) if requested by the Investor on the signature page hereto or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the book-entry delivery of Shares on the books and records of the transfer agent. If delivery is made by book entry on the books and records of the transfer agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page hereof). Each of the Placement Agents and any participating broker dealers (the “Members”) shall confirm, via the Placement Agency Agreement, selected dealer agreement or master selected dealer agreement, as applicable, that it will comply with Rule 15c2-4 under the Exchange Act. As per Rule 15c2-4 and NASD Notices to Members 84-7 and 84-64 (collectively, the “Rule”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account by noon the next business day. In regard to monies being wired from an Investor’s bank account, the Members shall request the Investors to send their wires by the business day immediately following the receipt of a completed subscription document. In regards to monies being sent from an Investors account held at a participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the Investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that the offering does not close for any reason prior to the termination date set forth in the Registration Statement, all funds deposited in the escrow account will be returned to Investors promptly in accordance with the terms of the escrow agreement and applicable law.

2.	Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto. To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

[Signature Page Follows]

[Signature Page to Investor Subscription Agreement for Moxian, Inc.]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

Number of Shares:		Moxian, Inc.

Purchase Price per Share:	$
By:
Aggregate Purchase Price:	$	Name:
Title:

Address Notice:

INVESTOR:		Moxian, Inc.
228 Park Ave South, #82217
New York, NY 10003

By:
Name:
Title:

Select method of delivery of Shares: Axiom, DRS or DWAC (Pick 1)

___________ OPEN AN ACCOUNT WITH AXIOM CAPITAL MANAGEMENT, INC.

I would like to open a new account at Axiom Capital Management, Inc. and have my shares delivered there.

Or

___________ DWAC DELIVERY INSTRUCTIONS:

1.	Name of DTC Participant (brokerdealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name of Account at DTC Participant being credited with the Shares:

4.	Account Number of DTC Participant being credited with the Shares:

Or

___________ DRS ELECTRONIC BOOK ENTRY CONFIRMATION (hold shares at transfer agent) Delivery Instructions:

Name in which Shares should be issued:

Address for Shareholder:	;	Street
City/State/Zip:;	;	Attention:
Telephone No.:

WIRE PAYMENT INSTRUCTIONS:

NO WIRE TRANSFERS MAY BE MADE TO THE ESCROW ACCOUNT, DIRECTLY OR THROUGH ANY PLACEMENT AGENT UNLESS AND UNTIL: (A) THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE COMMISSION, AND (B) A COPY OF THIS SUBSCRIPTION AGREEMENT, DULY EXECUTED BY YOU, HAS BEEN DELIVERED TO THE PLACEMENT AGENTS.

To the following instructions:

___________________

___________________

ABA/Routing # ___________________

Swift #: ___________________

Account # ___________________

Account Title: Moxian, Inc. Continental Transfer and Trust as Escrow Agent

Telephone No. ___________________

Fax No. ___________________